As filed with the Securities and Exchange Commission on June 24, 2022.

File Nos.
033-44132
811-06481

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 52 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54 [X]

FRANKLIN MUNICIPAL SECURITIES TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Alison E. Baur, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 2022 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND Franklin Municipal Securities Trust
July 1, 2022

Class A	Class A1	Class C	Class R6	Advisor Class
FCQAX	FCAMX	FCAHX	FCAQX	FVCAX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUN P 07/22

Contents

Fund Summary

Information about the Fund you should know before investing

Fund Details

More information on investment policies, practices and risks/financial highlights

Investment Goal	13
Principal Investment Policies and Practices	13
Principal Risks	15
Management	23
Distributions and Taxes	26
Financial Highlights	30

Your Account

Information about sales charges, qualified investors, account transactions and services

Choosing a Share Class	36
Buying Shares	49
Investor Services	52
Selling Shares	55
Exchanging Shares	57
Account Policies	61
Questions	70

For More Information

Where to learn more about the Fund

Back Cover

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Fund Summary

Investment Goal

To provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 37 in the Fund's Prospectus and under “Buying and Selling Shares” on page 46 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class A1		Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.75%		3.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	None	[1]	1.00%	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $250,000 or more (see "Investment of $250,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class A1	Class C	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	0.10%	0.65%	None	None
Other expenses	0.10%	0.10%	0.10%	0.07%	0.10%
Total annual Fund operating expenses[1]	0.81%	0.66%	1.21%	0.53%	0.56%
Fee waiver and/or expense reimbursement[2]	None	None	None	-0.01%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.81%	0.66%	1.21%	0.52%	0.56%

1. Net expense ratios have been restated to reflect current fiscal year fees and expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until June 30, 2023. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without the approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on the Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the operating expenses of the Fund's Class R6 shares due to the fee waivers and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$455	$624	$808	$1,340
Class A1	$440	$579	$730	$1,167
Class C	$223	$384	$665	$1,354
Class R6	$53	$169	$296	$664
Advisor Class	$57	$179	$312	$701
If you do not sell your shares:
Class C	$123	$384	$665	$1,354

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Effective February 28, 2022, the Fund’s fiscal year was changed to February 28. As a result, the Fund experienced a shortened fiscal year covering the transitional period between the Fund’s previous fiscal year end, May 31, 2021 and February 28, 2022. During the most recent fiscal period, the Fund's portfolio turnover rate was 10.19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay interest subject to federal or state income taxes. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated or short-term rated securities).

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. The Fund may invest in securities of any maturity or duration.

The Fund may also invest in municipal securities that are covered by insurance policies that guarantee the timely payment of principal and interest.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically invests with a long-term time horizon. This means it generally holds securities in the Fund’s portfolio for income purposes, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. With a focus on income, individual securities are considered for purchase or sale based on various factors and considerations, including credit profile, risk, structure, pricing, portfolio impact, duration management, restructuring, opportunistic trading and tax loss harvesting opportunities.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund’s portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value. A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and

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FUND SUMMARY

Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

California The Fund invests predominantly in California municipal securities. Therefore, events in California are likely to affect the Fund’s investment and its performance. These events may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. The same is true of events in other states or U.S. territories, to the extent that the Fund has exposure to any other state or territory at any given time.

Focus The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Bond Insurers Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Because of the consolidation among municipal bond insurers the Fund is subject to additional risks including the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Tax-Exempt Securities Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Unrated Debt Securities Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the investment manager and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or investment manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Class A Annual Total Returns

Best Quarter:	2014, Q1	5.07%
Worst Quarter:	2016, Q4	-5.72%

As of March 31, 2022, the Fund’s year-to-date return was -7.04%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2021

	1 Year	5 Years	10 Years	Since Inception
Franklin California High Yield Municipal Fund - Class A
Return before taxes	-0.20%	4.32%	5.10%	—
Return after taxes on distributions	-0.20%	4.32%	5.10%	—
Return after taxes on distributions and sale of Fund shares	1.02%	4.10%	4.86%	—
Franklin California High Yield Municipal Fund - Class A1	-0.02%	4.39%	5.14%	—
Franklin California High Yield Municipal Fund - Class C	2.34%	4.59%	4.97%	—
Franklin California High Yield Municipal Fund - Class R6	4.07%	—	—	4.85%	[1]
Franklin California High Yield Municipal Fund - Advisor Class	3.95%	5.28%	5.65%	—
Bloomberg Municipal Bond California Exempt Index (index reflects no deduction for fees, expenses or taxes)	1.22%	4.12%	3.98%	—

1.	Since inception August 1, 2017.

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FUND SUMMARY

The figures in the average annual total returns table above reflect the Class A and Class A1 shares maximum front-end sales charge of 3.75%. Prior to March 1, 2019, Class A and Class A1 shares were subject to a maximum front-end sales charge of 4.25%. If the prior maximum front-end sales charge of 4.25% was reflected, performance for Class A and Class A1 shares in the average annual total returns table would be lower.

Historical performance for Class A shares in the bar chart and table above prior to their inception is based on the performance of Class A1 shares and has been adjusted to reflect differences in Rule 12b-1 fees between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John Wiley

Senior Vice President of Advisers and portfolio manager of the Fund since 1993.

Christopher Sperry, CFA

Vice President of Advisers and portfolio manager of the Fund since 2004.

John Bonelli

Vice President of Advisers and portfolio manager of the Fund since 2020.

Michael Conn

Vice President of Advisers and portfolio manager of the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, A1 and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND SUMMARY

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for individual residents of California. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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FUND DETAILS

Fund Details

Investment Goal

The Fund’s principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated or short-term rated securities).

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, Guam and the U.S. Virgin Islands, to borrow money for various public and private projects. Municipal securities generally pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When the Fund believes that it could be beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company. The investment manager may also consider the cost of insurance when selecting securities for the Fund. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

The Fund may invest in securities of any maturity or duration.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FUND DETAILS

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The Fund may invest in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security’s market price when interest rates rise, it lowers the Fund’s income when interest rates fall. The Fund may also invest in zero coupon and deferred interest securities.

Other investments in which the Fund may invest include municipal lease obligations, zero coupon securities and deferred interest securities. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically invests with a long-term time horizon. This means it generally holds securities in the Fund's portfolio for income purposes, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. With a focus on income, individual securities are considered for purchase or sale based on various factors and considerations, including credit profile, risk, structure, pricing, portfolio impact, duration management, restructuring, opportunistic trading and tax loss harvesting opportunities.

Alongside traditional financial and economic analyses, the investment manager assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer, which the investment manager believes provide a measure of the issuer’s sustainability. In analyzing ESG factors, the investment manager assesses whether an issuer’s practices pose a material financial risk or opportunity. Consideration of ESG factors and risks is only one component of the investment manager’s assessment of eligible investments and may not be a determinative factor in the investment manager’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers; ESG factors and weights considered may change over time; and not every ESG factor may be identified or evaluated.

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FUND DETAILS

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund’s portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, such as variable rate demand notes. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund’s investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, low interest rate environments may prevent a debt fund from paying expenses out of its assets if its earned income is insufficient to cover expenses.

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FUND DETAILS

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

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The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

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As a result, certain high-yield debt instruments generally pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

California

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, unfunded pension and healthcare liabilities, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. Economic, budget and other conditions within California can be unpredictable and can change at any time. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by California.

As with California municipal securities, economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties in any of the U.S. territories in which the Fund invests, such as Puerto Rico, Guam and the U.S. Virgin Islands, may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of May 1, 2022, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a

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declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades and withdrawal of ratings from municipal bond insurers would further limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities and potentially increasing the amount of unrated securities held by the Fund.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Real Estate

Municipal securities that finance real estate projects are subject to the risks of the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, insurance or condemnation losses, or a general decline in neighborhood values.

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Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that: (a) a tax-exempt security may be reclassified by the Internal Revenue Service (IRS), or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income

The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, sale, call, or buy-back) at a lower rate of interest or return.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

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Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

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Zero Coupon and Deferred Interest Securities

These bonds tend to react more sharply to changes in interest rates than traditional bonds. The original discount on zero coupon or delayed interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates. Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

ESG Considerations

ESG considerations are one of a number of factors that the investment manager examines when considering investments for the Fund’s portfolio. In light of this, the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The investment manager’s assessment of an issuer may differ from that of investors, third party service providers, such as ratings providers, and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and values of any particular investor. The investment manager also may be dependent on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG factors. ESG factors are often not

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uniformly measured or defined, which could impact the investment manager’s ability to assess an issuer. The Fund may underperform other funds that do not consider an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors.

Cybersecurity

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

More detailed information about the Fund and its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Advisers is a wholly owned subsidiary of Franklin Resources, Inc. Together, Advisers and its affiliates manage, as of May 31, 2022, $1.46 trillion in assets, and have been in the investment management business since 1947.

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The Fund is managed by a team of dedicated professionals focused on investments in tax-free securities. The portfolio managers of the Fund are as follows:

John Wiley Senior Vice President of Advisers
Mr. Wiley has been a portfolio manager of the Fund since 1993. He joined Franklin Templeton in 1989.

Christopher Sperry, CFA Vice President of Advisers
Mr. Sperry has been a portfolio manager of the Fund since 2004. He joined Franklin Templeton in 1996.

John Bonelli   Vice President of Advisers
Mr. Bonelli has been a portfolio manager of the Fund since 2020. He joined Franklin Templeton in 2010.

Michael Conn   Vice President of Advisers
Mr. Conn has been a portfolio manager of the Fund since 2020. He joined Franklin Templeton in 2001.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Each manager has equal authority over all aspects of the Funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. The investment manager has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (i.e. combination of investment management fees and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.65% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until June 30, 2023. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until June 30, 2023. For the fiscal period ended February 28, 2022, the Fund paid an annualized rate of 0.46% of its average net assets to the investment manager for its services.

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A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year period February 28.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency and alleviates the need for the Fund to incur the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

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Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to declare income dividends from its net investment income each day that its net asset value (NAV) is calculated and pay them monthly. Your account begins to receive dividends on the day the Fund receives your investment, provided the investment is received by the Fund on any business day in good order prior to 1 p.m. Pacific time or the regularly scheduled close of the NYSE, whichever is earlier. Investments received after that time or paid by check will normally begin to earn dividends on the following business day. Dividends will be received by your account through the business day prior to the day on which your proceeds are sent to you. If your shares are purchased through a financial intermediary, you should check with your financial intermediary to determine when your purchase order will be effective. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Annual statements. After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend." At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.”

Tax Considerations

The Fund's distributions are primarily exempt from regular federal income tax. Distributions are also generally exempt from state income tax for individual

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residents of California. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

• Exempt-interest dividends. Most Fund distributions will consist of exempt-interest dividends that are exempt from regular federal income tax. A portion of these distributions from private activity bond interest may be subject to the federal alternative minimum tax (AMT). Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Exempt-interest dividends from interest earned on the municipal securities of a particular state are also generally exempt from that state's personal income tax. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans or other tax-exempt investors.

• Capital gains. Fund distributions of capital gains are generally subject to federal and state income tax. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. For federal income tax purposes, Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $41,675 in 2022 ($83,350 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $459,750 or $517,200, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $459,750 and married individuals filing jointly with taxable income in excess of $517,200. An additional 3.8% Medicare tax may also be imposed as discussed below.

• Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Distributions from this income, if any, are generally subject to federal and state income tax at ordinary rates. The Fund expects that none of its distributions will be qualified dividends subject to reduced rates of tax to individuals. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Reclassification risk. The IRS has announced that holders of tax-exempt securities (i.e., a security issued as paying tax-exempt interest income) such as the Fund have certain risks if the securities were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the security offering. While the Fund endeavors to purchase bona fide tax-exempt securities there are risks that: (a) a tax-exempt security may be reclassified by the IRS, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification

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of income from a tax-exempt security as tax-free. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017 to advance refund another bond is subject to federal income tax. These events may create taxable income for the Fund and its shareholders and the Fund may be required to send to you and file with the IRS and state tax authorities information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends. In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Sales of Fund shares. When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss for federal and state income tax purposes. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of federal income taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting. If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. Any

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liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, exempt-interest dividends, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends (other than exempt-interest dividends) paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Effective February 28, 2022, the Fund’s fiscal year end was changed to February 28. As a result, the Fund experienced a shortened fiscal year covering the transitional period between the Fund’s previous fiscal year end, May 31, 2021, and February 28, 2022.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

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FUND DETAILS

Franklin California High Yield Municipal Fund - Class A

Year Ended May 31,

	Period Ended February 28, 2022[a]	2021	2020	2019[b]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.49	$10.81	$11.10	$10.70
Income from investment operations[c]:
Net investment income[d]	0.26	0.35	0.34	0.27
Net realized and unrealized gains (losses)	(0.49)	0.67	(0.29)	0.41
Total from investment operations	(0.23)	1.02	0.05	0.68
Less distributions from:
Net investment income	(0.24)	(0.34)	(0.34)	(0.28)
Net asset value, end of period	$11.02	$11.49	$10.81	$11.10
Total return[e]	(2.09)%	9.57%	0.43%	6.56%
Ratios to average net assets[f]
Expenses[g]	0.81%	0.79%	0.80%	0.83%
Net investment income	2.88%	3.10%	3.10%	3.55%
Supplemental data
Net assets, end of period (000’s)	$714,052	$618,967	$425,757	$244,196
Portfolio turnover rate	10.19%	9.20%	23.29%	13.91%

a. For the period June 1, 2021 to February 28, 2022.

b. For the period September 10, 2018 (effective date) to May 31, 2019.

c. The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d. Based on average daily shares outstanding.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

f. Ratios are annualized for periods less than one year.

g. Benefit of expense reduction rounds to less than 0.01%.

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FUND DETAILS

Franklin California High Yield Municipal Fund - Class A1

Year Ended May 31,

	Period Ended February 28, 2022[a]	2021		2020	2019		2018	2017
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.47	$10.79		$11.08	$10.70		$10.89	$11.10
Income from investment operations[b]:
Net investment income[c]	0.26	0.37		0.36	0.40		0.39	0.40
Net realized and unrealized gains (losses)	(0.49)	0.67		(0.29)	0.39		(0.19)	(0.22)
Total from investment operations	(0.23)	1.04		0.07	0.79		0.20	0.18
Less distributions from:
Net investment income	(0.25)	(0.36)		(0.36)	(0.41)		(0.39)	(0.39)
Net asset value, end of period	$10.99	$11.47		$10.79	$11.08		$10.70	$10.89
Total return[d]	(2.07)%	9.76%		0.58%	7.56%		1.92%	1.71%
Ratios to average net assets[e]
Expenses	0.66% [f]	0.64%	[f]	0.65% [f]	0.68%	[f]	0.66%	0.63%
Net investment income	3.04%	3.27%		3.25%	3.70%		3.63%	3.66%
Supplemental data
Net assets, end of period (000’s)	$1,166,095	$1,254,701		$1,282,022	$1,386,291		$1,378,169	$1,377,514
Portfolio turnover rate	10.19%	9.20%		23.29%	13.91%		11.08%	19.73%

a. For the period June 1, 2021 to February 28, 2022.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

f. Benefit of expense reduction rounds to less than 0.01%.

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Franklin California High Yield Municipal Fund - Class C

Year Ended May 31,

	Period Ended February 28, 2022[a]	2021		2020	2019		2018	2017
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.56	$10.87		$11.17	$10.78		$10.97	$11.17
Income from investment operations[b]:
Net investment income[c]	0.21	0.30		0.30	0.34		0.33	0.34
Net realized and unrealized gains (losses)	(0.49)	0.69		(0.30)	0.40		(0.19)	(0.21)
Total from investment operations	(0.28)	0.99		—	0.74		0.14	0.13
Less distributions from:
Net investment income	(0.20)	(0.30)		(0.30)	(0.35)		(0.33)	(0.33)
Net asset value, end of period	$11.08	$11.56		$10.87	$11.17		$10.78	$10.97
Total return[d]	(2.46)%	9.18%		(0.04)%	7.01%		1.34%	1.22%
Ratios to average net assets[e]
Expenses	1.20% [f]	1.19%	[f]	1.20% [f]	1.23%	[f]	1.21%	1.18%
Net investment income	2.47%	2.69%		2.70%	3.15%		3.08%	3.11%
Supplemental data
Net assets, end of period (000’s)	$180,173	$223,652		$253,579	$272,186		$327,022	$358,308
Portfolio turnover rate	10.19%	9.20%		23.29%	13.91%		11.08%	19.73%

a. For the period June 1, 2021 to February 28, 2022.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

f. Benefit of expense reduction rounds to less than 0.01%.

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FUND DETAILS

Franklin California High Yield Municipal Fund - Class R6

Year Ended May 31,

	Period Ended February 28, 2022[a]	2021		2020	2019		2018[b]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.51	$10.82		$11.12	$10.74		$10.88
Income from investment operations[c]:
Net investment income[d]	0.27	0.38		0.38	0.41		0.35
Net realized and unrealized gains (losses)	(0.49)	0.68		(0.30)	0.39		(0.15)
Total from investment operations	(0.22)	1.06		0.08	0.80		0.20
Less distributions from:
Net investment income	(0.26)	(0.37)		(0.38)	(0.42)		(0.34)
Net asset value, end of period	$11.03	$11.51		$10.82	$11.12		$10.74
Total return[e]	(1.96)%	9.97%		0.63%	7.66%		1.84%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.53%	0.52%		0.52%	0.57%		0.55%
Expenses net of waiver and payments by affiliates	0.52% [g]	0.51%	[g]	0.51% [g]	0.55%	[g]	0.53%
Net investment income	3.16%	3.37%		3.39%	3.83%		3.76%
Supplemental data
Net assets, end of period (000’s)	$60,366	$45,216		$26,741	$21,214		$13,004
Portfolio turnover rate	10.19%	9.20%		23.29%	13.91%		11.08%

a. For the period June 1, 2021 to February 28, 2022.

b. For the period August 1, 2017 (effective date) to May 31, 2018.

c. The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d. Based on average daily shares outstanding.

e. Total return is not annualized for periods less than one year.

f. Ratios are annualized for periods less than one year.

g. Benefit of expense reduction rounds to less than 0.01%.

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FUND DETAILS

Franklin California High Yield Municipal Fund - Advisor Class

Year Ended May 31,

	Period Ended February 28, 2022[a]	2021		2020	2019		2018	2017
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.50	$10.82		$11.11	$10.73		$10.91	$11.12
Income from investment operations[b]:
Net investment income[c]	0.27	0.38		0.37	0.41		0.40	0.41
Net realized and unrealized gains (losses)	(0.49)	0.67		(0.29)	0.39		(0.18)	(0.22)
Total from investment operations	(0.22)	1.05		0.08	0.80		0.22	0.19
Less distributions from:
Net investment income	(0.26)	(0.37)		(0.37)	(0.42)		(0.40)	(0.40)
Net asset value, end of period	$11.02	$11.50		$10.82	$11.11		$10.73	$10.91
Total return[d]	(1.99)%	9.84%		0.68%	7.64%		2.10%	1.80%
Ratios to average net assets[e]
Expenses	0.56% [f]	0.54%	[f]	0.55% [f]	0.58%	[f]	0.56%	0.53%
Net investment income	3.13%	3.35%		3.35%	3.80%		3.73%	3.76%
Supplemental data
Net assets, end of period (000’s)	$1,186,382	$1,113,278		$903,694	$889,990		$748,355	$720,890
Portfolio turnover rate	10.19%	9.20%		23.29%	13.91%		11.08%	19.73%

a. For the period June 1, 2021 to February 28, 2022.

a. The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Ratios are annualized for periods less than one year.

d. Benefit of expense reduction rounds to less than 0.01%.

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Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Some share classes may not be offered by certain financial intermediaries. Your financial intermediary or investment representative (financial advisor) can help you decide which class is best for you. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton and Legg Mason fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts.

For purposes of the first paragraph under the “Fees and Expenses of the Fund” section of the Fund summary regarding sales charge discounts, the term “Franklin Templeton funds” includes Legg Mason funds, BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds, as more fully discussed below.

Class A	Class A1	Class C	Class R6	Advisor Class
Initial sales charge of 3.75% or less	Initial sales charge of 3.75% or less	No initial sales charge	See “Qualified Investors - Class R6” below	See “Qualified Investors - Advisor Class” below
Deferred sales charge of 1% on purchases of $250,000 or more sold within 18 months	Deferred sales charge of 1% on purchases of $250,000 or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees. Automatic conversion to Class A shares after approximately eight years, reducing future annual expenses.

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Class A1 shares were closed to new investors effective at the close of market on September 7, 2018. Existing investors who had an open and funded account as of that date will be able to continue to invest in Class A1 shares of the Fund through reinvestment of dividends, exchanges and additional purchases after such date. Employer sponsored retirement plans, benefit plans, or discretionary allocation programs that have Class A1 shares of a Fund available to participants or clients on or before September 7, 2018, may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

Class A, A1 & C

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

As noted above, the availability of certain share classes and/or shareholder privileges or services described in this prospectus will depend on the policies, procedures and trading platforms of your financial intermediary. Accordingly, you may be invested through your financial intermediary in a share class that has higher annual fees and expenses than other share classes offered in this prospectus, which will have an adverse impact on your investment return. The Fund is not responsible for any additional share class eligibility requirements, investment minimums, exchange privileges, or other policies imposed by financial intermediaries or for notifying shareholders of any changes to them. It is the responsibility of the financial intermediary (and not the Fund) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements and that you are placed in the proper share class for which you are eligible through your financial intermediary. Please consult your financial adviser to consider your options, including your eligibility to

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qualify for the share classes and/or shareholder privileges or services described in this prospectus.

Sales Charge - Class A & A1

when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	3.75	3.90
$100,000 but under $250,000	3.25	3.36
$250,000 or more	0.00	0.00

1.

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts. We offer two ways for you to combine your current purchase of Class A or Class A1 Fund shares with other existing Franklin Templeton and Legg Mason fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Investments Resources” under “Investments & Solutions" tab and then choosing "Quantity Discounts for Class A Shares."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton and Legg Mason fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A or Class A1 shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton and Legg Mason fund shares registered to (or held by a financial intermediary for):

• You, individually;

• Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;

• You jointly with one or more family members;

• You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton and Legg Mason fund shares;

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• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;

• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);

• A trust established by you or a family member as grantor.

Franklin Templeton and Legg Mason fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton and Legg Mason fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton and Legg Mason funds. If you have not designated a financial advisor associated with your Franklin Templeton and Legg Mason fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton and Legg Mason funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might

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otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the current or cost value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price on the day of your current purchase. The cost value of shares is determined by aggregating the amount you invested in cumulative quantity discount eligible shares (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton and Legg Mason funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of “cumulative quantity discount eligible shares” (as defined in the “Cumulative quantity discount” section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time; however, purchases made under a right of reinvestment and appreciation of your holdings do not count as purchases made during the LOI period. During that 13-month period, additional purchases as well as reinvested dividends and capital gains are counted toward the fulfillment of your LOI. We will reserve 5% of your total intended purchase in Class A or Class A1 shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. The value of your cumulative quantity discount eligible shares (as calculated in the “Cumulative quantity discount” section above) as of the day prior to your LOI start date may be counted toward fulfillment of your LOI. The cost value of cumulative quantity discount eligible shares, however, may only be aggregated for share purchases that took place within 18 months of the LOI start date.

If you have not designated a financial advisor associated with your Franklin Templeton and Legg Mason fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient

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cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

For purposes of the cumulative quantity discount and letter of intent, Franklin Templeton and Legg Mason funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.

Sales Charge Waivers

Class A and/or Class A1 shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors. The following investors or investments qualify to buy Class A and/or Class A1 shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

• Current employees of securities dealers that have executed a selling agreement with Franklin Distributors, LLC (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.

• Employees of Franklin Templeton and its subsidiaries.

• Directors and officers of any Franklin Templeton or Legg Mason-sponsored fund.

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares

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through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.

• Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

• Class C shareholders whose shares are converted to Class A shares after eight years under the Class C shares’ conversion feature.

• Purchases by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Giving Programs).

Investments of $250,000 or More

If you invest $250,000 or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A & A1 shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) -Class A, A1 & C”).

Distribution and Service (12b-1) Fees

Class A and Class A1 have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% and 0.15% per year to those who sell and distribute Class A and Class A1's shares and provide other services to shareholders. Because these fees are paid out of Class A and Class A1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

Sales Charges - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $250,000 or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) – Class A, A1 & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are

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paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

The Class C conversion feature provides that Class C shares that have been held for eight (8) years or more will automatically convert into Class A shares and will no longer be subject to Class C shares’ Rule 12b-1 fees (but will be subject to Class A share's Rule 12b-1 fee, if any) (the “Conversion Feature”). Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 8-year anniversary of the Class C shares’ purchase date. The monthly conversion date typically occurs around the middle of every month and generally falls on a Friday.

Terms of the Conversion Feature. Class C shares that automatically convert to Class A shares of the Fund convert on the basis of the relative net asset values of the two classes. Shareholders do not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 8-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

To the extent that you own Class C shares and Class A1 shares of the same Fund, please note that, after the 8-year holding period described above, your Class C shares will automatically convert into the Fund’s Class A shares (not the Fund’s Class A1 shares) and will be subject to Class A shares’ Rule 12b-1 fee. In some cases, you may be able to request the exchange of the Class A shares that you receive after the conversion into your existing Class A1 shares account; however, not all intermediaries can accommodate such requests. Please contact your financial intermediary for more information.

If you previously owned Class C shares of any Franklin Templeton or Legg Mason funds that were later merged or exchanged into the Fund, the time you held such shares counts towards the 8-year period for automatic conversion to Class A shares. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Class C shares held through a financial intermediary in an omnibus account automatically convert into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in

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certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund cannot automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

New accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Contingent Deferred Sales Charge (CDSC) - Class A, A1 & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

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To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton and Legg Mason funds (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of Franklin Templeton and Legg Mason funds, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record. Proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares. Proceeds from the earlier sale of Class A1 shares from a fund must also be reinvested in Class A shares if the account holder no longer holds investments within Class A1 shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton and Legg Mason funds shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A and/or Class A1 or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A and/or Class A1 shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A and/or Class A1 shares, you will not receive a CDSC credit in the new Class A and/or Class A1 shares and your reinvestment will not be subject to any otherwise applicable CDSC.

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Qualified Investors - Class R6

Class R6 shares are available to the following investors:

• Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.

• Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Other Franklin Templeton and Legg Mason funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.

• Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.

• Advisory Fee Programs. A registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as a “Sponsor”) that has an agreement with Distributors authorizing the sale of Fund shares and that acquires shares of the Fund for its clients in connection with a comprehensive fee or other advisory fee arrangement for which the client pays the Sponsor a fee for investment advisory services. No minimum initial investment.

• Health Savings Accounts (HSAs) within plan level or omnibus accounts that are held on the books of Franklin Templeton Investor Services.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

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• Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.

• Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.

• Current employees of the investment manager and its affiliates;

• Former employees of the investment manager and its affiliates with existing accounts;

• Current and former board members of investment companies managed by affiliates of Franklin Resources;

• Current and former board members of Franklin Resources;

• The “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $25. Current employees may purchase additional shares through a systematic investment plan.

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton and Legg Mason funds.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

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• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. Minimum initial investment $100,000, unless otherwise waived by Distributors.

• Purchases by or through a Franklin Templeton donor-advised fund.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. If a shareholder that holds Advisor Class shares of a Fund no longer participates in an Advisory Program, the Advisor Class shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Financial Intermediary Exchanges from Class C Shares to Class A Shares. Class C shares purchased through financial intermediaries may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

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Buying Shares

Minimum Investments - Class A, A1 & C

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$1,000
Automatic investment plans	$25
Broker-dealer sponsored wrap account programs	no minimum

A financial intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific investment minimums. Please consult with your financial intermediary if you have any questions regarding its policies.

Please note that you generally may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus generally may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and generally may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor may not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

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Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Franklin Templeton Investor Services P.O. Box 997151 Sacramento, CA 95899-7151 Call toll-free: (800) 632-2301 or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Buying Shares

Through your investment representative
By Phone/Online (800) 632‑2301 franklintempleton.com Note: certain account types are not available for online account access.
By Mail
By Wire (800) 632‑2301 or (650) 312‑2000 collect
By Exchange franklintempleton.com

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Opening an account	Adding to an account
Contact your investment representative	Contact your investment representative

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

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Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton or Legg Mason fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

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To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, proxy statements and other documents, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g. email, chat, text messaging, fax), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

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Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton funds based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

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Selling Shares

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $250,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we may request written instructions signed by all registered owners, with a signature guarantee for each owner, if:

• you are selling more than $250,000 worth of shares

• you want your proceeds paid to someone who is not a registered owner

• you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

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Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online
(800) 632-2301
franklintempleton.com

As long as your transaction is for $250,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services

P.O. Box 997151

Sacramento, CA 95899-7151

Call toll-free: (800) 632-2301

or visit us online 24 hours a day,

7 days a week, at franklintempleton.com

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Exchanging Shares

Exchange Privilege

You or your financial intermediary may instruct the Fund to exchange shares of any class for shares of the same class of any other Franklin Templeton or Legg Mason fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. In addition, you may exchange shares of the Fund for a different share class of the same Fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the Fund for the same class of shares of other funds sold by the Distributor on any day that both the Fund and the fund into which you are exchanging are open for business. Please contact your financial intermediary or the Fund about funds available for exchange.

Class A, A1 and C

You can exchange shares between most Franklin Templeton or Legg Mason funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Exchange Effects on Class C Conversion Feature

Effective October 5, 2018, if you exchange your Class C shares for the same class of shares of another Franklin Templeton or Legg Mason fund, the time your shares are held in the initial Fund will count towards the 8-year period for automatic conversion to Class A shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton or Legg Mason funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton or Legg Mason funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor

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Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton or Legg Mason funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund. The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax

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purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a

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broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades. While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

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Account Policies

Calculating Share Price

Class A, A1 & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 [10.25/0.945] equals 10.846561, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE. The Fund's NAV per share for each class is readily available online at www.franklintempleton.com/performance.

The Fund has an agreement with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary

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or its agent. If you place an order through an account at an intermediary, please consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

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The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Municipal Securities – Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and proceeds will be sent by Electronic Fund Transfer (ACH) to your bank information on file. If we do not have this information, proceeds will be mailed to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A or A1 accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion, with a low balance due to the conversion; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) accounts in an Advisory Fee Program; (6) accounts held through a 529 college savings program; (7) Coverdell Education Savings Plan accounts; and (8) accounts currently maintained via robo advice driven services where account investments and reallocations are done through an automated, algorithm-driven platform.

A financial intermediary may impose different minimum account balances on your account than those described above. The Fund is not responsible for any minimum account balances imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific minimum account balances. Please consult with your financial intermediary if you have any questions regarding their policies.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under

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stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

You also will receive, or receive notice of the availability of, the Fund's financial reports every six months. In addition, you will receive an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us

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otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

You may elect to receive your statements, prospectuses and other documents through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

• Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;

• Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

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• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

• The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

• Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

• The Fund may modify, suspend, or terminate telephone/online privileges at any time.

• The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

• The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

• In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

• For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not

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have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

• You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

• To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

• For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A, A1 & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class A1	Class C
Commission (%)	--	--	1.00[1]
Under $100,000	3.50	3.50	--
$100,000 but under $250,000	3.00	3.00	--
$250,000 or more	Up to 1.00	Up to 1.00	--
12b-1 fee to dealer	0.25[2]	0.10[2]	0.65[3]

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1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately 8 years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class) There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Other financial intermediary compensation Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provide for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by

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non-U.S. persons, also may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph. You should contact your financial intermediary to determine the amount of any compensation it may receive from Distributors or its affiliates.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

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Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number

Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN
(800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus -- Intermediary Sales Charge Discounts and Waivers
Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

	One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-06481 © 2022 Franklin Templeton. All rights reserved.

APPENDIX A
INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures than the Fund regarding the availability of front-end sales load (charge) waivers or CDSC waivers; exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, all of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled "Fund Details – Your Account – Choosing a Share Class – Class A, & C" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date. Effective January 15, 2021, the anniversary year of the purchase date will change to 7-years.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date (effective January 15, 2021, the anniversary year of the purchase date will change to 7-years). To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

BAIRD

Intermediary-Defined Sales Charge Waiver Policies

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Franklin Templeton fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Franklin Templeton assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time

D.A. DAVIDSON & CO.

Effective June 1, 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("EDWARD JONES")

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money markets funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder

• Systematic withdrawals with up to 10% per year of the account value

• Return of excess contributions from an Individual Retirement Account (IRA)

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

• Shares exchanged in an Edward Jones fee-based program

• Shares acquired through NAV reinstatement

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

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Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”),which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-

specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

CLASS A PURCHASES THROUGH MORGAN STANLEY

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

In addition, effective November 12, 2021 for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “cumulative quantity discount eligible shares” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions. Cumulative quantity discount eligible shares include:

• Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and

• Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.

For purposes of this section, Franklin Templeton and Legg Mason funds also include Brandywine GLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.

OPPENHEIMER & CO., INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS Investments Inc. (“PFSI”)

Policies Regarding Fund Purchases Through PFSI

Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

Shareholders purchasing Fund shares through PFSI are eligible only for the following share classes:

• Class A and Class A1 shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.

• Class R shares: only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

• Class C shares: only in accounts with existing Class C share holdings.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

• Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Letter of Intent ("LOI")

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

• Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following front-end sales charge (load) waiver, in addition to those listed in the prospectus:

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures at net asset value (without a front-end sales charge).

•

STATEMENT OF ADDITIONAL INFORMATION

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
Franklin Municipal Securities Trust
July 1, 2022

Class A	Class A1	Class C	Class R6	Class Advisor
FCQAX	FCAMX	FCAHX	FCAQX	FVCAX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, dated July 1, 2022, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended February 28, 2022, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

Appendix A A-1

Mutual funds, annuities, and other investment products:

• are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

• are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

• are subject to investment risks, including the possible loss of principal.

P.O. Box 997151 Sacramento, CA 95899-7151 (800) DIAL BEN® /342-5236	1	MUN SAI 07/22

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing and illiquid securities as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund’s principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and California personal income taxes. Although not part of the fundamental policy, "net assets" of the Fund for purposes of the 80% policy means the Fund's net assets, plus the amount of any borrowing for investment purposes.

The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).1.

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of the Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Non-Fundamental Investment Policies

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

The Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

As a non-fundamental policy, the Fund may not invest in real estate limited partnerships.

Additional Strategies

The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as “distressed debt”), including defaulted securities if the investment manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

The Fund may invest in Mello-Roos bonds.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund. Other types of municipal securities or strategies, not specifically described below, may become available or attractive that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

Municipal securities – general description Municipal securities are issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia. These municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. In addition, U.S. territories such as Puerto Rico, Guam, the Mariana Islands or the U.S. Virgin Islands also issue qualifying municipal securities that generally pay interest free from federal income tax and from state personal income taxes. Generally for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities. Municipal securities generally are classified as general or revenue obligations.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

There could be a limited market for certain municipal securities, and the Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities. The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. There is a substantial lack of clarity around both the timing and the details of any such tax reform and the impact of any potential tax reform. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment goals. Prospective investors should consult their own tax advisors regarding potential changes in tax laws.

General obligation bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

Anticipation notes Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as anticipated revenues from a source such as turnpike tolls.

Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Bank obligations Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Callable securities Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer.

There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Commercial paper Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

Cybersecurity With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s investment manager and other service providers to the Fund or its shareholders (including, but not limited to, sub-advisors, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s investment manager has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Defaulted debt securities If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

High-yield securities High-yield or lower-rated debt securities (also referred to as “junk bonds”) are securities that have been rated by Moody's or S&P below their top four rating categories (e.g., BB or Ba and lower) and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss. Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher- rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high-yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated debt securities, but more sensitive to economic conditions. Market anticipation of an economic downturn, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to default or enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio.

The credit risk factors described above also apply to high-yield zero coupon and deferred interest securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s board of trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Insurance The Fund may also invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund's shares, or (iii) the Fund's distributions.

Types of insurance. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value. However, in response to market conditions rating agencies have lowered their ratings on some municipal bond insurers below BBB or withdrawn ratings. In such cases the insurance is providing little or no enhancement of credit or resale value to the municipal security and the security's rating will reflect the higher of the insurer rating or the underlying rating of the security.

The Fund may buy a secondary insurance policy at any time if the investment manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the investment manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

Qualified municipal bond insurers. Insurance policies may be issued by a qualified municipal bond insurer. The bond insurance industry is a regulated industry. Any bond insurer must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the investment manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

State regulators have from time to time required municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers concentrating the insurance company credit risk on securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by the insurer and on the municipal markets as a whole.

Interfund lending program Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan). Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Investment grade debt securities Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Generally, a higher rating indicates the rating agency’s opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

Mandatory tender (mandatory put) municipal securities Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

Maturity Municipal securities are issued with a specific maturity date--the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to interest rate changes, although they may provide higher yields.

Mello-Roos bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They may not be rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.

Municipal lease obligations Municipal lease obligations generally are issued to support a government's infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may also gain exposure to municipal lease obligations through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Refunded bonds The issuer of a refunded bond (also known as pre-refunded or escrow-secured bonds) “pre-refunds” the bond by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high-grade, interest-bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the refunded bonds. Because refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the refunded bond approaches its call or ultimate maturity date, the bond’s market value will tend to fall to its call or par price. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), interest paid on a bond issued after December 31, 2017 to advance refund another bond is subject to federal income tax.

Stripped securities Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

Tax-exempt commercial paper Tax-exempt commercial paper typically represents an unsecured short-term obligation (270 days or less) issued by a municipality.

Tax-exempt or qualified private activity and industrial development revenue bonds Tax-exempt industrial development revenue and other similar bonds are part of a category of securities sometimes known as tax-exempt or qualified private activity bonds. These bonds are typically issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment. As a result, these bonds may involve a greater degree of corporate credit risk than other municipal securities.

Temporary investments When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, variable rate demand notes, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund’s state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The investment manager also may invest in these types of securities or hold cash when securities meeting the Fund’s investment criteria are unavailable or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Unrated debt securities Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities U.S. government securities include obligations of, or securities guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable or floating rate securities The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities, index-based floating rate securities, and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

When-issued transactions Municipal securities may be offered on a “when-issued” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will segregate liquid assets as set forth in “Segregation of assets” under “Borrowing.” If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets. When-issued transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Zero coupon and deferred interest securities Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investments in municipal securities.

Credit quality All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Moody's and S&P, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long term ratings categories (or comparable short-term rated or unrated securities) are “investment grade,” although securities in the fourth highest rating category may have some speculative features. These ratings are described at the end of this SAI under “Description of Ratings.” Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

Any limitations on the credit quality of the securities the Fund may buy generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the investment manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having the same or equivalent rating as U.S. government securities.

Credit Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Debt securities ratings The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The investment manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension The market value of some debt securities may be adversely affected when bond calls or prepayments on underlying assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Focus Because each Fund predominantly invests in the municipal securities of its state, its performance is closely tied to the performance of issuers of municipal securities in its state. See “State and U.S. Territory Risks” below.

The greater the Fund’s exposure to any single type of investment – including investment in a given sector, region, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income Income risk is the risk that the Fund's income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The

Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Inside information The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Interest rate The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Liquidity Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the investment manager obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the investment manager or file with government agencies. The investment manager may also use information concerning institutional positions and buying activity in a security.

The investment manager is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Prepayment Debt securities, especially bonds that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

State and U.S. Territory Risks

In addition to the risk factors discussed in the prospectus, the following risks should be considered.

California Because the Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn primarily dependent on economic, political and other conditions within California.

Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it. In addition, the disclosure below reflects only the information available to the Fund as of May 1, 2022. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates the information below on or before June of each year and therefore the disclosure may not reflect any new or different information that becomes available.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including changes in state tax laws through legislation or referendum, the rate of population growth, man-made or natural disasters, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The COVID-19 global pandemic began to impact the United States in early 2020. As a result of the pandemic, numerous measures were put in place to protect the public and as a result have had large impacts on municipal market issuers, the market itself and most levels of the economy. At the same time that COVID-19 began impacting the US, there was a drop in oil prices which is putting additional pressure on economies and governments with higher exposure to this industry. Many governments ordered the closure of non-essential businesses and recommended or required social-distancing, instituted “shelter-in-place” policies and limited the size of gatherings.

As a result of these policies, economies across the country contracted in 2020 and 2021. There were spikes in unemployment filings, tourism largely came to a halt and consumer spending was dramatically reduced as many people are sheltering-in-place, as examples. This means that many of the revenues received by municipal bond issuers were negatively impacted. Most state and local governments receive their revenues from taxes including income taxes and sales taxes. Revenue impacts were felt across other municipal sectors including transportation, health care, education and others. Municipal issuers across the industry also saw some spending pressure from the costs of cleaning, providing personal protective equipment (PPE), and costs of moving employees home and instituting distance and online learning, as examples.

In 2020 and 2021, the federal government announced several programs available to many issuers in the municipal market which helped finance additional costs and replace certain lost revenues due to the pandemic. In 2021, as state and local governments began reopening, local and state economies have re-opened, and financial positions have improved. This improvement is evident in the fact rating agency upgrades are outpacing downgrades by more than 3:1. There are still certain sectors where recovery has been slower.

The following gives more information about the risks of investing in the Fund. Please read this information together with the section “Principal Risks” in the prospectus.

Economy:

The state enjoyed a robust economic recovery after the Great Recession with job gains and declines in unemployment. As of February 2022, the state’s unemployment rate was 5.4% which is a significant improvement from 8.6% in February 2021 and 16.4%, the state’s highest ever in April 2020. The state has seen strong growth in leisure and hospitality; professional and business services; education and health services; and trade, transportation and utilities.

Home building permits are showing year-over-year gains with many parts of the state struggling to provide enough affordable housing. Preliminary residential permits averaged 17.6% through September 2021 on a year-over-year basis and is expected to continue increasing through 2025. The state projected that about 200,000 permits are needed annually to accommodate pre-COVID population growth, infill projects and disaster recovery.

The state's diverse employment, as represented by its largest job sectors, is as follows: services (professional, business, education, health, and other services) at 36% of employment; trade, transportation, and utilities at 18%; government at 14.8%; leisure and hospitality at 9.8%; and manufacturing at

7.8% as of 2021. California's per capita personal income has consistently been above that of the nation as a whole and was 117.9% of the U.S. rate in 2020.

Financial:

The state has posted multiple years of deficits as it coped with dramatic declines in revenues combined with spending pressures during the Great Recession. By the end of fiscal year 2012, the state had accumulated a negative general fund balance of -$23.1 billion. In 2012, voters approved Proposition 30 which would temporarily increase personal income tax rates on high income earners and increase the state portion of the sales tax. As a result of the tax increases and overall economic growth, the state posted an $8.5 billion surplus improving the accumulated fund balance to a deficit of $14.3 billion for fiscal year 2013 and for fiscal year 2014 the state posted a surplus of $7.6 billion improving the accumulated deficit to $7.4 billion. The state has continued to post surpluses through fiscal year 2019 and has built large reserves during this period.

The state’s financial picture weakened as a result of COVID-19, shelter-in-place and the high unemployment rate. The state saw declines in personal income taxes and sales taxes, the state’s two largest tax revenues. The state closed the budget gaps by relying on its strong reserves it built up pre-COVID-19 due to revenue outperformance. Ultimately tax revenues finished about the same as fiscal year 2019. In fiscal year 2021, the state saw strong growth in tax revenues as compared to both fiscal years 2019 and 2020 and also saw significant federal COVID-19-related aid. As a result, the state was able to cover COVID-19-related costs and bulk up reserves. Fiscal year 2022 is expected to post additional surpluses. The governor’s proposed budget for fiscal year 2023 reflects these surpluses but expects slower growth, partially due to increasing inflation. The budget includes additional spending for schools and contemplates a taxpayer rebate or gas tax holiday. The budget should be adopted by June 30, 2022.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities driven in part by its large population growth. Due to the state’s fiscal problems during the Great Recession, California reduced the amount of debt issued in fiscal year 2011 through fiscal year 2013 to reduce interest costs. As of 2020, the state's net tax-supported debt per capita was $2,144, above the $1,039 median for all states, and it ranked 11th nationally, according to Moody’s. Total outstanding general obligation debt was $69.8 billion as of April1, 2022.

California offers its employees pension and retiree health care benefits. The state’s two primary pension funds have experienced volatile investment results in recent years and the funds report large unfunded future liabilities. California Public Employees’ Retiree System (CalPERS) data showed a net pension liability of $60.0 billion for the state with a 71% funded ratio. For the California State Teachers’ Retirement System (CalSTRS) the state reported a fiscal year 2019 net pension liability of $31.9 billion. These numbers reflect the state’s portion of these pension funds. In fiscal year 2022, the state made contributions of $6.8 billion into CalPERS and $3.8 billion into CalSTRS. This is projected to grow to $8.4 billion and $3.7 billion for CalPERs and CalSTRs, respectively. The state also has net liability related to retirees’ post-employment healthcare benefits which is $95.2 billion as of fiscal year 2020. The contribution to fund benefits in 2022 was $3.7 billion. The contribution requirements can vary from year to year and can fluctuate due to changes in assumptions, investment returns and several other factors. In June 2014, the governor signed a bill creating a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability by 2046, which will require increased contributions from the state among others. The legislature and governor approved a comprehensive pension reform package affecting state and local government known as the Public Employees’ Pension Reform Act of 2013. This legislation implements lower defined-benefit formulas with higher retirement ages for employees hired on or after January 1, 2013 and includes provisions which increase current employee contributions. As it has done in the past, the CalPERs Board can revise amortization and smoothing policies and adopt changes to mortality and other assumptions which could increase or decrease annual funding requirements in future years.

As of April 1, 2022, the state was rated Aa2, stable by Moody’s; AA-, stable by S&P; and AA, stable by Fitch.

U.S. Territories Since the Fund may invest in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions.

Below is a discussion of certain conditions that may affect municipal issuers in various U.S. territories. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any U.S. territory and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it. In addition, the disclosure below reflects only the information available to the Fund as of May 1, 2022. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates the information below on or before May of each year and therefore the disclosure may not reflect any new or different information that becomes available.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a territory's revenues including the rate of population growth, man-made or natural disasters, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a territory's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

Guam. Guam is an organized, unincorporated territory of the United States, located approximately 3,800 miles west-southwest of Hawaii, 1,500 miles south-southeast of Japan and 1,600 miles east of the Philippines. The island is approximately 212 square miles, stretching 30 miles long and varying in width between four and nine miles. Guam had an estimated population of 153,836 as of 2020, according to the most recently available information from the U.S. Census Bureau.

The U.S. military and tourism industry are significant drivers in Guam’s economy. Additionally, the government of Guam also receives significant support from the U.S. Treasury. In terms of tourism, visitor arrivals reached an all-time peak in 2019 of 1.67 million and averaged 1.54 million visitors between 2015 and 2019. However, visitor arrivals plummeted to 0.32 million visitors in calendar year 2020 due to the COVID-19 pandemic. In 2021, visitor arrivals were still far below historic levels, but they have been increasing throughout 2021. Japanese tourists had traditionally been the largest visitor base, but recently Japanese visits have seen a decline while South Korean visits have seen strong growth. In 2020, South Korean visitors represented 42.9% of total visitors, while Japanese tourists amounted to 42.9%. Of note, the significant negative impacts to the tourism industry have resulted in material declines in hotel occupancy and room rates since the COVID-19 pandemic started. The hotel occupancy rate declined to 56% in calendar year 2020 from 89.5% in 2019 while the average room rate decreased to $189 from $211 in the prior year. As of April 2022, the preliminary hotel occupancy rate was 56% versus 51% a year earlier and the weighted hotel room rate was $163. Guam’s tourism industry is not expected to experience any significant improvement until COVID-19 is better controlled and a larger percentage of the population is vaccinated particularly from key visitor markets.

Historically, and heading into March 2020, strong tourism trends had buoyed the local economy, with nominal GDP increasing by an annualized 2.14% from fiscal year 2015 through fiscal year 2019 according to estimates from the Bureau of Economic Analysis (BEA). However, as noted above, the tourism industry on the island has essentially come to a standstill during the COVID-19 pandemic and preliminary GDP numbers show a decline of 11.9% in 2020. The unemployment rate was most recently reported at 8.1% as of September 2021. While this is significantly improved from the 17.9% rate a year earlier, it is still above historic levels.

The U.S. military presence in Guam remains somewhat of a stabilizing contributor to the economy. As of December 31, 2019, the most recent available information, the island was home to 6,140 active military members. The Department of Defense plans to relocate additional military members from Okinawa, Japan to Guam in the future. The current plan contemplates the relocation of approximately 6,300 military personnel and 320 dependents by fiscal year 2028.

Heading into the pandemic, Guam’s overall financial condition had shown signs of improvement but continues to remain stressed. The general fund has a lengthy history of producing recurring annual operating deficits. Though, in four of the past five years, the general fund has produced a surplus after net transfers, including a surplus of $46.3 million in fiscal year 2020. Even still, while the accumulated general fund deficit improved from $47.8 million in fiscal year 2018 to an accumulated deficit of $1.5 million, the unassigned general fund deficit remains significant at $108.1 million (-15.4% of expenditures) in fiscal year 2020. Of note, Guam has received various rounds of stimulus from the federal government since the start of the pandemic and is expected to receive an estimated $556 million in direct aid as part of the American Rescue Plan Act (ARPA) in 2021 according to the National Conference of State Legislatures. Just as important, as part of the ARPA, Guam will now be reimbursed by the Federal Government for the earned income tax credit which has historically been an unfunded federal mandate for the Government of Guam and is expected to provide approximately $55 million to the general fund.

Guam maintains a relatively leveraged balance sheet, completing fiscal year 2020 with roughly $1.3 billion of net tax-supported debt. While understanding that Guam as a territory is not a direct comparison to states, Guam’s debt levels on a per capita basis of approximately $7,200 significantly exceeds Moody’s 2020 50-state median of $1,039. Higher debt levels are partially attributable to the territory’s responsibility for government services generally provided by both state and local governments.

The government closed its defined benefit plan to new members in 1995 and replaced it with a defined contribution plan, resulting in a more favorable pension funding situation. Of note, pursuant to legislation passed in 2016, eligible employees in the defined contribution plan had the option to transfer into a new hybrid defined benefit-contribution plan, DB 1.75, during 2017. Guam reported that approximately 3,379 of 8,947 defined contribution plan members elected to transfer to the new plan during the eligibility window. As reported in the fiscal year 2020 audit (with a measurement date in 2019), the reported aggregate net pension liability of $1.2 billion across their defined benefit plan with a funded ratio of 62.3%. Guam also has an aggregate $2.6 billion unfunded actuarial accrued OPEB liability, as of September 30, 2020.

As of May 1, 2022, Guam’s general obligation debt was rated by Moody’s at Ba1, with a stable outlook. S&P rated Guam’s general obligation debt BB-, with a negative outlook.

Mariana Islands. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (CNMI) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (WTO) eliminated quotas on apparel imports from other textile producing countries, CNMI lost its main competitive advantage. In 2007, CNMI's immigration and minimum wage laws were federalized. CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage increased by $0.50 each year (except in 2011, 2013, and 2015, when no increase occurred) until it reached the current U.S. minimum wage of $7.25. Under current immigration laws, all non-U.S. born residents were required to leave CNMI by 2012 unless they qualified for a working visa. The increasing minimum wage of the CNMI, combined with current immigration laws, has caused the territory’s garment industry to rapidly decline, hindering the economic and financial stability of the commonwealth. According to the 2020 Census, the population of the CNMI was 47,329, representing a 12.2% decrease from the 2010 Census.

Estimates show that real GDP for the CNMI decreased 11.2% in 2019, after decreasing 19.3% in 2018. The decline in GDP was primarily a result of decreases in exports of services and private fixed investment that were only partially offset by growth in government spending. Exports of services declined by 27.7% in 2019, driven by a decrease in visitor spending, including a decline in casino gambling. The number of visitors to the CNMI declined 5.9% year over year in 2019. Revenues from casino gambling were down over 80% in 2019. Private fixed investment was down 20.8% year over year due to a drop in business spending on construction and equipment. Despite the decline, business spending on construction and equipment remained at historically high levels due to continued development of a casino resort on Saipan and the start of post-typhoon repairs and reconstruction. Government spending was up year over year in 2019; federal government spending increased 42.3% year over year in 2019, due primarily to recovery activities following Typhoon Yutu.

The CNMI’s net deficit position weakened by 10.7% from $455.8 million (inclusive of accounting adjustments) in fiscal year 2018 to $504.7 million in fiscal year 2019. The increased deficit in fiscal year 2019 was driven by the adoption of Government Accounting Standards Board (GASB) accounting regulations which required the inclusion of net pension liability for fiscal year 2019 whereas it was not included in previous fiscal years. The Commonwealth’s general fund had an unassigned fund deficit of $134.2 million at the end of fiscal year 2019, which was a 67.1% increase year over year. The CNMI has operated at a deficit since 1984 as the territory historically spent more than it collected in revenue. Since the territory has had little cash to spare due to the operating deficit, the commonwealth has historically foregone funding its retirement requirements; as a result, CNMI's pension fund remains heavily underfunded. The commonwealth had a net pension liability of $529.3 million at the end of fiscal 2019.

Moody’s last rated the commonwealth general obligation bonds at B2; however, the rating agency withdrew the credit from review in September 2013 due to lack of disclosure. Standard & Poor’s does not rate the commonwealth.

Puerto Rico. The Commonwealth of Puerto Rico, along with its related issuers, are among the largest and most widely held issuers of municipal bonds, due in part to such bonds’ exemption from federal, local and state taxes in all U.S. states. However, certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties. Credit rating firms, Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service, have downgraded their respective ratings of Puerto Rico’s general obligation debt further below investment grade, along with the ratings of certain related Puerto Rico issuers. On July 7, 2016, Standard & Poor’s downgraded Puerto Rico’s general obligation rating to D. On July 1, 2016, Moody’s revised the outlook on Puerto Rico’s Caa3 general obligation rating to developing from negative. On July 5, 2016, Fitch Ratings downgraded Puerto Rico to D. Additionally, several of the other credit agencies have maintained a negative outlook on certain Puerto Rico issuers. Recently Moody’s withdrew its ratings on Puerto Rico in July 2021. Although the Fund has not been required to sell securities that have been downgraded to below investment grade, it is prohibited from making further purchases of any securities not rated investment grade by at least one U.S. nationally recognized rating service.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Act), citing a "fiscal emergency" relating to certain of its public corporations. According to the governor, the Act was meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (PREPA), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent. Although Puerto Rico is a U.S. territory, neither Puerto Rico nor its subdivisions or agencies are currently eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt.

In June 2014, certain Franklin Templeton mutual funds, along with other unaffiliated funds, filed a complaint in the United States District Court for the District of Puerto Rico seeking a declaratory judgment that the Act is unconstitutional and not enforceable. Multiple courts ruled in favor of Franklin Templeton including the U.S. Supreme Court.

Beginning in August 2014, PREPA, Puerto Rico’s main supplier of electricity, has participated in ongoing discussions with its creditors, including certain Franklin Templeton mutual funds, about a framework to address PREPA’s financial and operational challenges. As part of these discussions, bondholders constituting approximately 60% of PREPA's bondholders agreed not to commence legal proceedings or exercise certain rights relating to claims of default in order to permit the negotiation of a possible financial restructuring. In December 2015, certain Franklin Templeton mutual funds, along with other holders totaling approximately 60% of outstanding debt, signed a Restructuring Support Agreement (the “RSA”) that would provide for, among other things, a restructuring of PREPA debt. Implementation of this agreement was subject to various conditions and approvals, including the need of the Puerto Rico legislature to approve legislation to establish a securitization framework for new PREPA debt. After the legislature was unable to pass PREPA securitization legislation by the initial January 22, 2016, deadline set forth in one of the conditions, the RSA was terminated. PREPA and the creditors entered into a new RSA on January 27, 2016, which incorporated most of the terms of the prior RSA with certain amendments, including the extension of the deadline to pass the securitization legislation to February 16, 2016. The securitization legislation received all required approvals when the Puerto Rico Senate approved it on February 10, 2016, the Puerto Rico House approved it on February 15, 2016, and the legislation was signed by the governor of Puerto Rico on February 16, 2016. The RSA terminated on June 30, 2017, after the Oversight Board rejected the agreement and no extension was agreed upon. The Oversight Board then authorized a Title III bankruptcy filing and PREPA defaulted on July 3, 2017. On July 20, 2018, the Oversight Board, PREPA, the Ad Hoc Bondholder Group and Autoridad de Asesoría Financiera y Agencia Fiscal (AAFAF) agreed on a preliminary Restructuring Support Agreement and parties agreed to a definitive Restructuring Support Agreement on May 3, 2019. The RSA was terminated in March 2022 and parties are participating in court ordered mediation to find a new solution. The results of legislation and this restructuring could impact the value of debt issued by PREPA, which could affect the Fund's liquidity and performance.

On June 30, 2016, President Obama signed the “Puerto Rico Oversight, Management and Economic Stability Act" (PROMESA) that provides for an oversight board as well as a restructuring process under the Territory Clause. The President appointed board members on August 31, 2016 and the Board held its first public meeting in September 2016. PROMESA allows the Oversight Board to file for bankruptcy on behalf of Puerto Rico and certain agencies (Title III under PROMESA) when certain conditions are met. As of this writing, the Oversight Board has filed Title III petitions for the central Puerto Rico government, Corporación del Fondo de Interés Apremiante (COFINA), PREPA and several other agencies. Bankruptcy under PROMESA borrows many concepts and processes from Chapter 9 of the US Bankruptcy Code. Chief Justice Roberts was required under PROMESA to select a judge to preside over the Title III case and he selected Judge Laura Taylor Swain who is a district court judge in the Southern District of New York. Judge Swain also spent four years as a bankruptcy judge before being appointed to the district court. The Oversight Board has entered into agreements with bondholders to restructure the Commonwealth’s debt and many of its agencies. COFINA was restructured and exited bankruptcy in 2018 and the central government (covering general obligation bonds, Public Building Authority and Puerto Rico Infrastructure Financing Authority (PRIFA)) restructured in March 2022. At this point it is difficult to determine what effect this legislation and Board will have on the restructuring process or Fund investments. It might restrict or eliminate the ability of the Fund to achieve its investment goals.

Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover. Other than slight growth of 0.5% in 2012, the economy contracted in every fiscal year between 2007 and 2016. The island's unemployment rate reached a high point during the recession of 17% in 2010, but dropped to 11.5% in August 2017. After Hurricane Maria in 2017, the unemployment rate increased to a high of 12% in December 2017. It has fluctuated since then and was 6.0% as of February 2022 (preliminary).

Total non-farm payroll employment (seasonally adjusted) has declined on a year-over-year basis for since 2013. The impact of Hurricane Maria and the COVID-19 pandemic have continued to impact these numbers. However, Puerto Rico is seeing growth over the last few months as it did after Hurricane Maria. As of February 2022, estimated payroll employment was up 6% from February 2021. The largest employment sectors include services (39%), government (22%), trade (18%) and manufacturing (9%) as of February 2022. While the manufacturing sector only makes up 9% of employment, it is the largest sector in terms of gross domestic product. According to preliminary 2017 data, the most current available, the manufacturing sector contributed 48.2% of total GDP. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 38% from fiscal years 2007 to 2015 (most recent data available).

Tourism, an important component of the Puerto Rico economy, had improved through early 2008. However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues. Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009. Hotel occupancy rebounded from those levels and hit a high of 83.7% in July 2016. Hotel occupancy rates declined in late-2016 and into 2017 when Hurricane Maria hit the island. Hurricane Maria significantly impacted Puerto Rico. Not only did fewer tourists visit the island, but the total amount of hotel rooms available and after Maria also declined due to damage. Occupancy rates did show improvement in the months after Maria which reflects the fewer rooms available and influx of hurricane relief workers. Occupancy has returned to more traditional levels as of August 2019, but after several large earthquakes and the COVID-19 pandemic, hotel occupancy has dropped significantly. Hotel occupancy was 48% as of January 2022 which is down from 65% in December and up from 37.6% a year earlier. This low January result partially reflects the Omicron variant of COVID-19, but fiscal year to date (July through January) shows occupancy is 62.8%. Until travel returns, COVID-19 will continue to impact tourism, employment and tax revenues.

According to the United States Census Bureau, the population of Puerto Rico decreased by 2.2% from 2000 to 2010, and by a preliminary 10.4% from 2010 to 2017, before Hurricane Maria. This loss is driven in large part by migration to the United States mainland. From July 1, 2017, through July 1, 2018, population declined an additional 4.3%, largely due to Hurricane Maria. Since 2019, population has stabilized and even shown some growth. While population was largely stable in 2019, it increased 2.9% in 2020 and was stable in 2021.

The commonwealth has had deficit financial results for well over a decade. The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things. The Fortuño and Padilla Administrations each tried to implement economic and fiscal revitalization plans but neither was able to turn around its deficit operations. The commonwealth has not produced audited financial statements since June 30, 2017. On a cash basis, the government is producing better than budgeted results. This is in part due to federal aid, conservative budgeting and the re-opening of the economy after COVID-19 related closures. Liquidity has also improved. As a result of the Financial Oversight and Management Board (FOMB), there has been better financial management.

As of February 2017, Puerto Rico’s total public sector debt was just under $70 billion. This figure includes not just general obligation debt but also debt secured by dedicated sales taxes as well as debt issued by Puerto Rico's public corporations and municipalities. Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons. First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. And second, the commonwealth has relied on the capital markets for funding of current year expenses. Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution. As of December 2018, the government has defaulted on bonds issued by the central government as well as several authorities such as COFINA, PRIFA, HTA and PREPA. As mentioned previously, the government and several of its authorities are currently trying to restructure its debt under PROMESA, the federal law passed for this purpose. The restructuring of COFINA and the central government (general obligations and Public Building Authority) has been completed. Although the government terminated the PREPA RSA, mediation is underway. After the restructurings of COFINA and the central government, Puerto Rico’s debt was reduced by about $17 billion.

According to the June 30, 2014, actuarial report, Puerto Rico continues to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of below 1% and its teachers’ retirement fund had a funded ratio of 11.5%. It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion as of June 30, 2013. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved sweeping pension reforms to Puerto Rico's general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013. In late 2013, the governor and legislature approved reforms to the Teachers Retirement System which were quickly challenged. In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The political party in power currently supports statehood. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer Puerto Rico to be a self-governing commonwealth or to change the island's status. If a majority were to vote for a different status, the island would then hold a second election to decide what status is desired. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It is not clear what the timeline, outcome or repercussions could be of such a vote. A plebiscite was held on June 8, 2017, and although 97% of voters chose statehood, only 23% of voters turned out to vote. The current governor supports statehood and as a result the topic is more prominent than when a non-statehood governor is in office.

U.S. Virgin Islands. The United States Virgin Islands (USVI) is an organized, unincorporated territory of the United States, located approximately 40 miles east of the Commonwealth of Puerto Rico. The U.S. Virgin Islands is composed of the main islands of Saint Croix, Saint John and Saint Thomas, along with a series of smaller islands. The total land area of the territory is 133.73 square miles.

The U.S. Virgin Islands continues to experience negative net migration, completing 2020 with an estimated population of 106,290. Total residents have declined by approximately 1.9% over the last decade. The local economy remains narrow, with tourism and related industries accounting for roughly 80% of annual economic activity. Total visitors to the island declined by 58.7% in 2020 to 856,147 as a result of the COVID-19 pandemic. The number of visitors to the USVI improved in 2021 but is still far below pre-COVID-19 levels). Average hotel occupancy approximated 56.6% as of February 2022.

Weaker tourism trends have negatively impacted economic activity, as nominal GDP has contracted by an aggregate 13.2% over the last five years. Per capita personal income approximated 25,497 in 2019, representing just 45.4% of the national average. The economy has been additionally impacted by the closure of the Hovensa petroleum refinery in 2012. The refinery was previously the largest employer and taxpayer on the islands; the closure resulted in the loss of roughly 2,000 jobs. The USVI labor force totaled 39,709 as of January 31, 2022, which is down up 2.9% from the same period in 2021. The USVI unemployment rate stood at approximately 8.2% as of January 31, 2022.

The USVI maintains elevated fixed costs, with net tax supported debt of $2.006 billion. Debt-per-capita approximates $18,752, which is well above the 50-state median of $1,068. Net tax-supported debt additionally represents 52.8% of GDP, which is also well above the 50-state median and second highest among the territories after Puerto Rico. The government employees’ retirement system also has a very large unfunded liability, which has been exacerbated by the government’s deferral of its statutorily-required contributions. As of September 30, 2019, the pension system had a funded ratio of 13%; the system’s actuaries project the system will exhaust its assets in fiscal year 2024. In 2022, the USVI refinanced part of its outstanding debt in an effort to not just take advantage of lower rates, but provide a new waterfall of revenues that can be dedicated to its pension system. This additional revenue source should help stabilize the pension fund, however it remains to be seen how materially pension metrics will improve.

The USVI has struggled to provide audited financial statements in a timely manner. The territory has still not disclosed audited financials for fiscal year 2019 or fiscal year 2020. The fiscal year 2020 budget proposed $1.2 billion of expenditures, which included $941.9 million of local funds, $216.3 million of federal funds and $69.1 million for debt service payments.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, subject to the limited exceptions noted below, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar month. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund; municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets; certain entities, in response to any regulatory requirements, approved by the investment manager’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

• Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, S&P Global Ratings, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

• Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Sub-Administrator: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Vedder Price P.C.; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

• The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Head of Global Compliance.

• The recipient agrees not to trade on the non-public information received.

• The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

A fund other than a U.S. registered Franklin Templeton fund, such as an offshore fund or an unregistered private fund, with holdings that are not substantially similar to the holdings of a U.S. registered Franklin Templeton fund, is not subject to the restrictions imposed by the policy.

Several investment managers within Franklin Templeton (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. Certain of these offshore funds may from time to time invest in securities substantially similar to those of the Fund. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees that it is subject to a duty of confidentiality; (2) agrees that it will not (a) purchase or sell any portfolio securities based on any information received; (b) trade against any U.S. registered Franklin Templeton fund, including the Fund; (c) knowingly engage in any trading practices that are adverse to any such fund or its shareholders; and (d) trade in shares of any such fund; and (3) agrees to limit the dissemination of such information so received within its organization other than to the extent necessary to fulfill its obligations with respect to portfolio analytics for its discretionary clients.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds (“Canadian funds”). In certain circumstances, such unregistered private funds and Canadian funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund or Canadian fund may be permissible. In circumstances where an unregistered private fund or Canadian fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds and Canadian funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received or trade in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of such fund, in the case of a Canadian fund.

U.S. registered open-end funds and offshore funds with shares listed on a national securities exchange and that are operating as Exchange Traded Funds and U.S. registered open-end funds and offshore funds substantially all of whose assets are invested in registered open-end funds and/or Exchange Traded Funds are excepted from the policy’s restrictions.

Certain F-T Managers provide model portfolios composed of portfolio holdings information to the sponsors of programs offering separately managed accounts, unified model accounts or similar accounts (“Program Sponsors”). If such model portfolios are substantially similar to those of a U.S. registered fund, such model portfolios may be provided to Program Sponsors so long as the recipient Program Sponsors has executed a non-disclosure agreement or other agreement containing or incorporating confidentiality provisions that restrict the use and dissemination of confidential portfolio holdings information received by the Program Sponsor as described in the following sentence, or other provisions that impose similar restrictions on such use and dissemination. Such agreement provides that the Program Sponsor agrees that: (1) it is subject to a duty of confidentiality; (2) it will use confidential model portfolio information only to the extent necessary to perform its obligations under the agreement; and (3) it will not disclose confidential model portfolio information except to personnel or parties who have a need to know such confidential information in connection with, or in order to fulfill the purposes contemplated by, the agreement. In addition, for such model portfolios, other limitations on the release of such information are in place that are designed to ensure that the release would not likely negatively affect the Fund’s execution of corresponding trades, such as an evaluation of the liquidity of the strategy of the applicable model portfolio.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

Trust has a board of trustees. Each trustee will serve until that person resigns or retires and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to help ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	119	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	100	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	120

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	120

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-2021), White Mountains Insurance Group, Ltd. (holding company) (2004-2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	120	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Counselor and Special Advisor to the CEO and Board of Directors of The Coca-Cola Company (beverage company) (2021-present); and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (2019- 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	120

Graham Holdings Company (education and media organization) (2011-2021); The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2021	100

Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-2021).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016) and various roles of increasing responsibility at Ernst & Young (1981-2005).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	131	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	120	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Ben Barber (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; Director, Municipal Bonds; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Co-Head of Municipal Bonds, Goldman Sachs Asset Management (1999-2020).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 24 investment companies in the Franklin Templeton complex for which each independent board member currently is paid a $304,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $40,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Terrence J. Checki, who serves as chairman of the Audit Committee of the Trust and such other funds receives a fee of $50,000 per year in lieu of the Audit Committee member retainer fee, a portion of which is allocated to the Trust. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton ($)[2]	Number of Boards in Franklin Templeton on which Each Serves[3]
Harris J. Ashton	3,580	640,317	35
Terrence J. Checki	4,375	440,000	24
Mary C. Choksi	3,946	684,367	36
Edith E. Holiday	4,375	774,000	36
J. Michael Luttig	3,947	706,001	36
Larry D. Thompson	3,977	684,000	36
Valerie M. Williams	3,372	254,429	24

1.	The Fund changed its fiscal year from May 31 to February 28. The trustee compensation is for the fiscal year ended February 28, 2022.
2.	For the calendar year ended December 31, 2021.
3.

We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton. This number does not include the total number of series or portfolio within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2021.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Valerie M. Williams	None	None

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2022, the Audit Committee met three times; the Nominating Committee met once.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager's internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager's investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity risk, the board receives liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairperson of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; Valerie M. Williams has over 35 years of audit and public accounting experience serving numerous global and multi-location companies in various industries; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton.

Fair Valuation

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation determination of securities. The VC meets monthly to review and approve fair value reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff, or another group within Franklin Templeton, conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Investment manager and services provided The Fund's investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager’s extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager makes decisions for the Fund in accordance with its obligations as investment adviser to the Fund. From time to time, certain affiliates may request that the investment manager focus the Fund’s investments on certain securities, strategies or markets or shift the Fund’s strategy slightly to enhance its attractiveness to specific investors, which may create a conflict of interest. The investment manager may, but is not required to, focus or shift the Fund’s investments in the manner requested provided that the investment manager believes that such investments are consistent with the Fund’s stated investment goals and strategies and are in the best interests of the Fund and its shareholders. In addition, the investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees The Fund pays the investment manager a fee equal to an annual rate of:

• 0.625% of the value of net assets up to and including $100 million;

• 0.500% of the value of net assets over $100 million and not over $250 million;

• 0.450% of the value of net assets over $250 million and not over $7.5 billion;

• 0.440% of the value of net assets over $7.5 billion and not over $10 billion;

• 0.430% of the value of net assets over $10 billion and not over $12.5 billion;

• 0.420% of the value of net assets over $12.5 billion and not over $15 billion;

• 0.400% of the value of net assets over $15 billion and not over $17.5 billion;

• 0.380% of the value of net assets over $17.5 billion and not over $20 billion; and

• 0.360% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

The Fund's fiscal year end changed from May 31 to February 28. For the fiscal years ended May 31, 2020 and May 31, 2021, and the fiscal period ended February 28, 2022, the Fund paid the following management fees:

Management Fee Paid (After Waivers / Expenses Reimbursed) ($)
2022	11,549,197
2021	13,983,901
2020	13,956,841

Portfolio managers This section reflects information about the portfolio managers as of February 28, 2022.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
John Bonelli	22	35,165.3	0	N/A	0	N/A
Michael Conn	22	35,165.3	0	N/A	0	N/A
Christopher Sperry	22	35,165.3	73	2,357.8	0	N/A
John Wiley	22	35,165.3	0	N/A	1	637.6

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does not include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
John Bonelli	None
Michael Conn	None
Christopher S. Sperry	$100,001 - $500,000
John Wiley	$500,000 - $1,000,000

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The investment manager pays FT Services a monthly fee equal to an annual rate of:

•   0.150% of the Fund’s average daily net assets up to and including $200 million;

•   0.135% of the Fund’s average daily net assets over $200 million, up to and including $700 million;

•   0.100% of the Fund’s average daily net assets over $700 million, up to and including $1.2 billion; and

•   0.075% of the Fund’s average daily net assets in excess of $1.2 billion.

The Fund's fiscal year end changed from May 31 to February 28. For the fiscal years ended May 31, 2020 and May 31, 2021, and the fiscal period ended February 28, 2022, the investment manager paid FT Services the following administration fees:

Administration Fees Paid (After Waivers / Expenses Reimbursed) ($)
2022	3,065,659
2021	2,864,050
2020	2,860,028

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Sub-administrator JPMorgan Chase Bank, N.A. (JPMorgan) has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services JPMorgan provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, is the Trust's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Trust's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

The Fund's fiscal year end changed from May 31 to February 28. For the fiscal years ended May 31, 2020 and May 31, 2021, and the fiscal period ended February 28, 2022, the Fund did not pay any brokerage commissions.

As of February 28, 2022, the Fund did not own securities of its regular broker-dealers.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from the TCJA. Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and pay them monthly. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December.

Distributions of net investment income. The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in California. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that exempt-interest dividends may be taxable for state income and franchise tax purposes.

Taxable income dividends. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains. The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $41,675 in 2022 ($83,350 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $459,750 or $517,200, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $459,750 and married individuals filing jointly with taxable income in excess of $517,200. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital. If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may report to shareholders and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend" At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its net tax-exempt income and 90% of its investment company taxable income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from interest, certain payments with respect to securities loans, and gains from the sale or other disposition of securities or other income derived from its business of investing in such securities.

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

• 98% of its taxable ordinary income earned during the calendar year;

• 98.2% of its capital gain net income earned during the 12-month period ending October 31; and

• 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property). The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. Investment income does not include exempt-interest dividends. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase. If you sell or exchange Fund shares that you owned for six months or less

• any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and

• any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Wash sales. All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

• In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

• You sell some or all of your original shares within 90 days of their purchase, and

• You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012. Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods. Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012. Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012, must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information. The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting. For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to federal backup withholding at a rate of 24% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares. State backup withholding may also apply.

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Failure of a tax-exempt security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the tax-exempt security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the tax-exempt security was issued. In such a case, you, the IRS and the appropriate state tax authorities may receive amended information returns for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Qualified dividends and the corporate dividends-received deduction Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction.

Investment in complex securities The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general. Gain or loss recognized by the Fund on the sale or other disposition of municipal bonds and other portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Debt obligations purchased at a discount. Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount on municipal bonds, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Fund distributions from accruals of original issue discount on municipal bonds are generally taxable to shareholders as exempt-interest dividends to the extent of the Fund’s earnings and profits. The Fund’s investment in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default. The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Treatment of private activity bond interest Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for individual taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Generally, exempt-interest dividends derived from interest on certain tax-exempt private activity bonds is considered an item of tax preference includable in the alternative minimum taxable income of individual taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

Effect on taxation of social security benefits; denial of interest deduction. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.

Treatment of pre-refunded bonds Under the TCJA, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.

State income taxes Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by the TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton provides additional tax information on franklintempleton.com (under the Tax Center), including tax-exempt income by jurisdiction and U.S. government interest, to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, exempt-interest dividends, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends (other than exempt-interest dividends) paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Municipal Securities Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on June 15, 1992, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class A1, Class C, Class R6 and Advisor Class. The full title of each class is:

• Franklin California High Yield Municipal Fund - Class A

• Franklin California High Yield Municipal Fund - Class A1

• Franklin California High Yield Municipal Fund - Class C

• Franklin California High Yield Municipal Fund - Class R6

• Franklin California High Yield Municipal Fund - Advisor Class

The Fund may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of June 1, 2022, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Franklin California High Yield Municipal Fund
Morgan Stanley Smith Barney LLC*	A	15.39
1 New York Plaza FL 12
New York, NY 10004-1901

Edward Jones & Co.*	A	13.51
12555 Manchester Road
St. Louis, MO 63131-3710

Merrill Lynch Pierce Fenner & Smith*	A	11.02
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

WFCS LLC*	A	10.02
2801 Market Street
St. Louis, MO 63103-2523

Pershing LLC*	A	7.70
1 Pershing Plaza
Jersey City, NJ 07399-0001

J.P. Morgan Securities LLC*	A	7.06
4 Chase Metrotech Center
Brooklyn, NY 11245-0001

LPL Financial*	A	5.28
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Edward Jones & Co.*	A1	12.32
12555 Manchester Road
St. Louis, MO 63131-3710

WFCS LLC*	A1	9.77
2801 Market Street
St. Louis, MO 63103-2523

Merrill Lynch Pierce Fenner & Smith*	A1	9.12
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney LLC*	A1	8.89
1 New York Plaza FL 12
New York, NY 10004-1901

National Financial Services LLC*	A1	7.24
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

UBS WM USA*	A1	6.16
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

Pershing LLC*	A1	5.61
1 Pershing Plaza
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith*	Advisor	17.72
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

UBS WM USA*	Advisor	10.16
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

LPL Financial*	Advisor	10.13
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

WFCS LLC*	Advisor	9.11
2801 Market Street
St. Louis, MO 63103-2523

American Enterprise Investment SVC*	Advisor	9.08
707 2nd Avenue South
Minneapolis, MN 55402-2405

National Financial Services LLC*	Advisor	8.78
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Morgan Stanley Smith Barney LLC*	Advisor	8.50
1 New York Plaza FL 12
New York, NY 10004-1901

Charles Schwab & Co*	Advisor	7.56
211 Main Street
San Francisco, CA 94105-1905

Pershing LLC*	Advisor	5.11
1 Pershing Plaza
Jersey City, NJ 07399-0001

J.P. Morgan Securities LLC*	C	18.70
4 Chase Metrotech Center
Brooklyn, NY 11245-0001

WFCS LLC*	C	13.84
2801 Market Street
St. Louis, MO 63103-2523

Morgan Stanley Smith Barney LLC*	C	13.45
1 New York Plaza FL 12
New York, NY 10004-1901

Pershing LLC*	C	8.87
1 Pershing Plaza
Jersey City, NJ 07399-0001

LPL Financial*	C	7.71
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Name and Address	Share Class	Percentage (%)
Edward Jones & Co.*	R6	71.55
12555 Manchester Road
St. Louis, MO 63131-3710

SEI Private Trust Company*	R6	16.44
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company*	R6	5.88
One Freedom Valley Drive
Oaks, PA 19456-9989

* For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 1, 2022, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Distributors, LLC (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share). All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the “ex-dividend date”). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject purchases, in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. The Fund also may delay payment of redemptions up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a purchase or redemption request, which could result in the automatic processing of a large transaction that is detrimental to the Fund and its shareholders.

Initial sales charges The maximum initial sales charge is 3.75% for Class A and Class A1. There is no initial sales charge for Class C, Class R6 and Advisor Class.

The initial sales charge for Class A and Class A1 shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton and Legg Mason funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI). You may buy Class A or Class A1 shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

• You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A or Class A1 shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

• You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

• Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

• Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A or Class A1shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton and Legg Mason fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton and Legg Mason funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class). There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation. Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A or A1 shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 3.75% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $100,000	3.50	2.00
$100,000 but under $250,000	3.00	1.75
$250,000 or more	1.00	1.00

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton and Legg Mason mutual funds:

Marketing support payments (applicable to all classes of shares except Class R6). Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton and Legg Mason mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton and Legg Mason mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton and Legg Mason mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton and Legg Mason mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provides for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton and Legg Mason mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton and Legg Mason mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton and Legg Mason mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2022, Distributors anticipates will receive marketing support payments. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton and Legg Mason mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., Avantax Wealth Management, AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, DWC-The 401(k) Experts, E*TRADE Securities LLC, Edward D. Jones & Co., L.P. (dba Edward Jones), Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Operations Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial LLC, Hantz Financial Services, Inc., Investacorp, Inc., J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., LaSalle St. Securities, LLC, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., NEXT Financial Group, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Advisors, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC, Western International Securities, Inc., and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton and Legg Mason mutual funds, and data analytics and support.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Conference support payments. Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton and Legg Mason mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton and Legg Mason mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments. Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton and Legg Mason mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) – Class A, A1 and C If you invest any amount in Class C shares or $250,000 or more in Class A or A1 shares either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or A1 shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A, A1 and Class C shares.

CDSC waivers. The CDSC for any share class will be waived for:

• Account fees

• Redemptions by the Fund when an account falls below the minimum required account size

• Redemptions following the death of the shareholder or beneficial owner

• Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company may not be available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A and/or Class A1 shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Franklin Templeton fund may be exchanged for Advisor Class or Class Z shares of the same fund, if offered by the fund, provided you meet the fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. Unless otherwise permitted, the Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner. In addition, in certain circumstances, the Fund may not be able to redeem securities in-kind or the investment manager may not have the ability to determine whether a particular redemption can be paid in-kind before the redemption request is paid.

Share certificates We will credit your shares to your Fund account, and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Any outstanding share certificates must be returned to the Fund if you want to sell, exchange or reregister those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes. We do not issue new share certificates if any outstanding share certificates are returned to the Fund. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to cancel it.

General information If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer. Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions that we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Distributors, LLC (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class R6 and Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of Fund shares.

The Fund's fiscal year end changed from May 31 to February 28. For the fiscal years ended May 31, 2020 and May 31, 2021, and the fiscal period ended February 28, 2022, the Fund paid the following underwriter commissions:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2022	509,144	29,394	99,141
2021	802,849	36,037	145,736
2020	1,349,617	53,793	132,676

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees Class A, A1 and C The board has adopted a separate plan pursuant to Rule 12b-1 for each class.. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A, A1 and C plans. The Fund may pay up to 0.25% per year of Class A’s average daily net assets and up to 0.10% per year of Class A1’s average daily net assets. The Fund pays Distributors up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Class A1 plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class C plan is a compensation plan. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

Under the Class A plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2022, were:

($)
Advertising	82,446
Printing and mailing	331
prospectuses other
than to current
shareholders
Payments to	17,691
underwriters
Payments to broker-	1,205,237
dealers
Other	–
Total	1,305,705

Under the Class A1 plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2022, were:

($)
Advertising	119,742
Printing and mailing	105
prospectuses other
than to current
shareholders
Payments to	3,637
underwriters
Payments to broker-	802,202
dealers
Other	–
Total	925,686

Under the Class C plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2022, were:

($)
Advertising	41,166
Printing and mailing	35
prospectuses other
than to current
shareholders
Payments to	3,097
underwriters
Payments to broker-	941,343
dealers
Other	–
Total	985,641

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and/or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A or A1 shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result.

Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Fund also may quote the performance of Class A and/or A1 shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton/Legg Mason fund complex, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. On July 31, 2020, Franklin Templeton acquired Legg Mason, a global investment management firm with specialized expertise across asset classes and markets around the globe. Legg Mason’s affiliates include: BrandywineGLOBAL, Clarion Partners, ClearBridge Investments, Martin Currie, Royce Investment Partners and Western Asset. Together, Franklin Templeton and Legg Mason have, as of May 31, 2022, $1.46 trillion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton and Legg Mason together offer over 300 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2022, the tax cost of a fully taxable investment could reach $53.50 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 40.8% and an assumed highest combined state and local personal income tax rate of 12.7%. The combined tax rate of 53.5% assumes no federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of June 2022, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Funds is for general information only and is not tax advice. You may be subject to local taxes on dividends and/or the value of your shares. Shareholders should consult their tax advisors before making an investment in a Fund. Except where otherwise noted, the information pertains to individual state income taxation only. Corporations, trusts, estates and other entities may be subject to income, franchise and/or other local taxes on their investments in a Fund. Shareholders that are subject to other state or local taxes of a particular state should consult their tax advisors regarding the application of such taxes to their investment. For some investors, all or a portion of the dividend income may be subject to the federal and/or state alternative minimum tax. In addition, interest on indebtedness incurred to carry tax-exempt obligations and expenses incurred in the production of such tax-exempt income may reduce the amount of income excluded from taxation (or be required to be added to the tax base) in some states. Some states may have separate reporting or identification requirements (either by the Fund, the shareholder, or both) in order for income to qualify as tax exempt. Because dividends from a Fund are exempt from certain state personal income taxes, a Fund may not be a suitable investment for retirement plans and other tax-exempt investors. In addition, exempt-interest dividends derived from a state-specific Fund by a shareholder that is a resident of another state generally will not be exempt to any significant degree from the taxes imposed on such shareholder in his state of residence.

California Pursuant to Cal. Rev. & Tax. Cd. Section 17145, distributions of exempt-interest dividends will be exempt from California's personal income tax to the extent that they are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), provided that (i) the dividends do not exceed the amount of interest (reduced by certain non-deductible expenses) received by the Fund during its taxable year on obligations that, when held by an individual, the interest therefrom is exempt from taxation by California, (ii) the Fund properly designates such dividends as California exempt-interest dividends in a written notice mailed to shareholders, and (iii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Dividends derived from interest earned on non-qualifying U.S. territorial obligations or from obligations from other states and their political subdivisions are fully taxable for California individual income tax purposes. To the extent that such investments are made by the California Fund, such as for temporary or defensive purposes, the dividends derived from such investment will be included in an individual shareholder’s California taxable income. Any distributions of capital gains earned by the California Fund are generally included in an individual shareholder’s California taxable income and taxed at ordinary income tax rates.

Residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares.

FRANKLIN TEMPLETON INVESTMENT SOLUTIONS Proxy Voting Policies & Procedures An SEC Compliance Rule Policy and Procedures*	March 2022

Appendix A

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin Advisory Services, LLC (FASL)

Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment Management Limited (FTIML)

Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

The Franklin LibertyQ branded smart beta exchange traded funds and other passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

FRANKLIN MUNICIPAL SECURITIES TRUST

FILE NOS. 033-44132 &

811-06481

PART C

OTHER INFORMATION

Item 28. Exhibits The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a)	Agreement and Declaration of Trust

(i)

Amended and Restated Agreement and Declaration of Trust dated May 18, 2018

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2018

(b)	By-Laws

(i)

Second Amended and Restated By-Laws of Franklin Municipal Securities Trust, effective as of May 18, 2018

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2018

(ii)

Certificate of Amendment of By-Laws of Franklin Municipal Securities Trust dated January 17, 2019

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2019

(c)	Instruments Defining Rights of Security Holders

	(i)	Amended and Restated Agreement and Declaration
		(a)	Article III, Shares
		(b)	Article V, Shareholders’ Voting Powers and Meetings
		(c)	Article VI, Net Asset Value, Distributions, Redemptions and Transfers
		(d)	Articles VIII, Certain Transactions – Section 4
		(e)	Articles X, Miscellaneous – Section 4

	(ii)	Amended and Restated By-Laws
		(a)	Article II, Meetings of Shareholders
		(b)	Article VI, Records and Reports – Section 1, 2 and 3
		(c)	Article VII, General Matters: - Sections 3, 4, 6 and 7
		(d)	Articles VIII, Amendment – Section 1

	(iii)	Part B: Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

(i)

Amended and Restated Investment Management Agreement between Registrant on behalf of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund and Franklin Advisers, Inc. dated December 29, 2017

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2019

(ii)

Amendment to the Investment Management Agreement dated May 13, 2020, on behalf of each Fund of Franklin Municipal Securities Trust listed in Schedule A and Franklin Advisers, Inc.

Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2021

(e)	Underwriting Contracts

	(i)	Distribution Agreement between Registrant and Franklin Distributors, LLC dated July 7, 2021

(ii)

Forms of Selling Agreement between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 28, 2010

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 23, 1999

(ii)

Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 22, 1998

(iii)

Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 22, 1998

	(iv)	Amendment dated April 7, 2022 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(v)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 23, 1999

	(vi)	Amendment dated April 7, 2022 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(h)	Other Material Contracts

(i)

Amended and Restated Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated February 28, 2012 and amended as of May 1, 2014

Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 28, 2015

	(ii)	Second Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant and Franklin Templeton Investor Services, LLC dated March 1, 2022

(iii)

Amendment to Fund Services Agreement dated January 22, 2020 between Franklin Templeton Services, LLC and JPMorgan Chase Bank, N.A. effective July 15, 2020

Filing: Post-Effective Amendment No. 50 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 28, 2020

(iv)

Fund Services Agreement between Franklin Templeton Services, LLC and J.P Morgan dated January 22, 2020

Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2021

	(v)	Second Amendment to Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan dated January 29, 2021ex99hothmatcont-hv.htm

	(vi)	Third Amendment to Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan dated March 12, 2021

	(vii)	Fourth Amendment to Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan dated August 11, 2021

	(viii)	Fifth Amendment to Fund Services Agreement dated August 18, 2021

(i)	Legal Opinion

	(i)	Opinion and Consent of Counsel dated July 14, 1998 Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: July 22, 1998

(j)	Other Opinions

	(i)	Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

	(i)	Letters of Understanding dated February 11, 1992 and March 6, 1992 Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: July 31, 1995

(m)	Rule 12b-1 Plan

	(i)	Amended and Restated Class A Distribution Plan dated July 7, 2021 pursuant to Rule 12b-1 between Registrant on behalf of Franklin California High Yield Municipal Fund and Franklin Distributors, LLC

	(ii)	Amended and Restated Class A1 Distribution Plan dated July 7, 2021 pursuant to Rule 12b-1 between Registrant on behalf of Franklin California High Yield Municipal Fund and Franklin Distributors, LLC

	(iii)	Amended and Restated Class C Distribution Plan dated July 7, 2021 pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California High Yield Municipal Fund, and Franklin Distributors, LLC

(n)	Rule 18f-3 Plan

	(i)	Amended Multiple Class Plan dated July 7, 2021 on behalf of Franklin California High Yield Municipal Fund

(p)	Code of Ethics

	(i)	Code of Ethics dated August 16, 2021 Filing: Post-Effective Amendment No. 51 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: September 27, 2021

(q)	Power of Attorney

	(i)	Power of Attorney dated May 21, 2019 Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: September 27, 2019

	(ii)	Power of Attorney dated May 10, 2021 for Valerie Williams Statement on Form N-1A File No. 033-44132 Filing Date: September 27, 2021

	(iii)	Power of Attorney dated December 10, 2021 for Christopher Kingsex99-qiii.htm

Item 29. Persons Controlled by or Under Common Control with

Registrant

None

Item 30. Indemnification

The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's investment manager also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 32. Principal Underwriters

a) Franklin Distributors,LLC (Distributors) also acts as principal underwriter of shares of:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

ActiveShares ETF Trust

Legg Mason ETF Investment Trust

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Money Market Trust

Western Asset Funds, Inc.

b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 23th day of June, 2022.

FRANKLIN MUNICIPAL SECURITIES TRUST

(Registrant)

By: /s/ Steven J. Gray

Steven J. Gray

 Vice-President and Co-Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SONAL DESAI, PH.D.* Sonal Desai, Ph.D.	President and Chief Executive Officer-Investment Management Dated: June 23, 2022

MATTHEW T. HINKLE* Matthew T. Hinkle	Chief Executive Officer-Finance and Administration Dated: June 23, 2022

CHRISTOPHER KINGS* Christopher Kings	Chief Financial Officer, Chief Accounting Officer and Treasurer Dated: June 23, 2022

HARRIS J. ASHTON* Harris J. Ashton	Trustee Dated: June 23, 2022

TERRENCE J. CHECKI* Terrence J. Checki	Trustee Dated: June 23, 2022

MARY C. CHOKSI* Mary C. Choksi	Trustee Dated: June 23, 2022

EDITH E. HOLIDAY* Edith E. Holiday	Trustee Dated: June 23, 2022

GREGORY E. JOHNSON* Gregory E. Johnson	Trustee Dated: June 23, 2022

RUPERT H. JOHNSON, JR.*	Trustee
Rupert H. Johnson, Jr.	Dated: June 23, 2022

J. MICHAEL LUTTIG* J. Michael Luttig	Trustee Dated: June 23, 2022

LARRY D. THOMPSON*	Trustee
Larry D. Thompson	Dated: June 23, 2022

VALERIE M. WILLIAMS*	Trustee
Valerie M. Williams	Dated: June 23, 2022

*By /s/ Steven J. Gray

Steven J. Gray, Attorney-in-Fact

(Pursuant to Powers of Attorney previously filed and filed herewith)

FRANKLIN MUNICIPAL SECURITIES TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION

EX-99.(e)(i)	Distribution Agreement between Registrant and Franklin Templeton Distributors, LLC dated July 7, 2021

EX-99.(g)(iv)	Amendment dated April 7, 2022 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

EX-99.(g)(vi)	Amendment dated April 7, 2022 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

EX-99.(h)(ii)	Second Amended and Restated Transfer Agent and Shareholder Services Agreement dated March 1, 2022 between the Registrant and Franklin Templeton Investor Services, LLC

EX-99.(h)(v)	Second Amendment to Fund Services Agreement dated January 29, 2021 between Franklin Templeton Services, LLC and JPMorgan

EX-99.(h)(vi)	Third Amendment to Fund Services Agreement dated March 12, 2021 between Franklin Templeton Services, LLC and JPMorgan

EX-99.(h)(vii)	Fourth Amendment to Fund Services Agreement dated August 11, 2021 between Franklin Templeton Services, LLC and JPMorgan

EX-99.(h)(viii)	Fifth Amendment to Fund Services Agreement dated August 18, 2021 between Franklin Templeton Services, LLC and JPMorgan

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm

EX-99.(m)(i)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin California High Yield Municipal Fund and Franklin Distributors, LLC dated July 7, 2021

EX-99.(m)(ii)	Amended and Restated Class A1 Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin California High Yield Municipal Fund and Franklin Distributors, LLC dated July 7, 2021

EX-99.(m)(iii)	Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California High Yield Municipal Fund, and Franklin Distributors, LLC dated July 7, 2021

EX-99.(n)(i)	Amended Multiple Class Plan dated July 7, 2021 on behalf of Franklin California High Yield Municipal Fund
EX-99.(q)(iii)	Power of Attorney dated December 10, 2021 for Christopher Kings